UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2006


                            TF FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


            Delaware                       0-24168               74-2705050
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(State or other jurisdiction             (Commission         (IRS Employer
       of incorporation)                 File Number)        Identification No.)


3 Penns Trail, Newtown, Pennsylvania                               18940
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 579-4000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                            TF FINANCIAL CORPORATION
                    INFORMATION TO BE INCLUDED IN THE REPORT

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On April 27, 2006, the Registrant's Board of Directors by resolution elected Mr. Kent C. Lufkin as a new director. Mr. Lufkin has not been and is not expected to be named to any committees of the Board of Directors.

         Mr.  Lufkin  is  the  President  and  Chief  Executive  Officer  of the
Registrant and its wholly-owned subsidiary bank, Third Federal Bank. He was appointed to such offices effective June 30, 2003. He joined Third Federal Bank in 2000 and formerly served as Senior Vice President and Retail Banking Officer. Prior to his election to the Registrant's Board of Directors, he was already a member of Third Federal Bank's Board of Directors, and hewill continue as a director of the bank.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On April 27, 2006, the Registrant's Board of Directors amended Article III, Section 2 of the Registrant's bylaws to increase the size of the board by one. This newly created vacancy was filled by the Board's election of Mr. Kent
C. Lufkin. A copy of the Registrant's amended and restated bylaws is filed with this Form 8-K as an exhibit.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (d) Exhibits

         Exhibit 3.2 - Bylaws of TF Financial Corporation

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TF FINANCIAL CORPORATION


Date: May 1, 2006                           By:   /s/Dennis R. Stewart
                                                  ------------------------------
                                                  Dennis R. Stewart
                                                  Executive Vice President and
                                                    Chief Financial Officer